SCHEDULE 14A
(Rule 14a-101)
Information Required in Proxy Statement
Schedule 14A Information

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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STATE FARM VARIABLE PRODUCT TRUST

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STATE FARM VARIABLE PRODUCT TRUST

February 23, 2015

Dear Shareholder:

A special meeting of shareholders of the State Farm Variable Product Trust (the “Trust”) will be held June 12, 2015 at 8:00 a.m., Central time, at One State Farm Plaza, Bloomington, Illinois (the “Meeting”). Owners of variable life insurance contracts and variable annuity contracts issued by State Farm Life Insurance Company and State Farm Life & Accident Assurance Company (together referred to as “State Farm”) are entitled to provide voting instructions on a proposal to elect a Board of Trustees.

THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY DETERMINED THAT THE PROPOSAL IS IN THE BEST INTERESTS OF THE TRUST AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSAL.

The enclosed proxy statement describes the proposal in greater detail.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR VOTING INSTRUCTION FORM AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

We appreciate your continued support and confidence.

Very truly yours,

Paul J. Smith
Trustee, Senior Vice President and Treasurer
State Farm Variable Product Trust

IMPORTANT INFORMATION FOR STATE FARM VARIABLE
LIFE INSURANCE CONTRACT OWNERS AND STATE FARM
VARIABLE DEFERRED ANNUITY CONTRACT OWNERS

At a special shareholder meeting on June 12, 2015, you will be asked to provide voting instructions to State Farm Life Insurance Company and State Farm Life & Accident Assurance Company (collectively “State Farm”) on a proposal related to State Farm Variable Product Trust (the “Trust”). Although we recommend that you carefully read the proxy statement that describes the proposal in detail, we have prepared the following “Questions & Answers” for your convenience.

The Trust’s Board of Trustees (the “Board”) has unanimously determined that the proposal is in the best interests of the Trust and urges you to provide voting instructions in favor of the proposal.

Q.	WHY IS A SPECIAL SHAREHOLDER MEETING BEING HELD?

A.	The Trust’s Board called a special shareholder meeting for June 12, 2015 (the “Meeting”), at which shareholders will be asked to vote to elect a Board of Trustees.

Q.	WHY SHOULD A CONTRACT OWNER PROVIDE VOTING INSTRUCTIONS TO STATE FARM REGARDING THE PROPOSAL?

A.	A vote is an opportunity for a contract owner to decide how the Trust is managed.

Q.	HOW DOES A SHAREHOLDER PROVIDE VOTING INSTRUCTIONS TO STATE FARM?

A.	You may provide voting instructions by mailing your completed voting instruction card in the enclosed postage paid envelope, by using the Internet or you may provide voting instructions by phone (see enclosed instructions for Internet or phone voting). You also may provide voting instructions in person at the Meeting.

Q.	WILL THE TRUST HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE MEETING?

A.	Yes. The separate investment portfolios within the Trust (each, a “Fund” and together, the “Funds”) are responsible for paying the costs associated with the Meeting. State Farm Investment Management Corp. (the “Manager”) has estimated that the Meeting will cost approximately $69,551, which the Manager will allocate as an expense among the Funds based upon each Fund’s number of outstanding shares. The Manager estimates that the Meeting costs will be approximately $0.00048 per Fund share. The Meeting costs will have the effect of lowering the net asset value of each Fund share by $0.00048 per Fund share.

Q.	WHO CURRENTLY SERVES ON THE BOARD?

A.	The current nine members of the Board include Anita M. Nagler, Diane L. Wallace, Thomas M. Mengler, James A. Shirk, Victor J. Boschini, David L. Vance, Alan R. Latshaw, Paul J. Smith and Michael L. Tipsord.

Q.	WHY IS THE BOARD RECOMMENDING THAT SHAREHOLDERS ELECT A NEW BOARD?

A.	Federal securities laws require that at least two-thirds of the members of the Board must have been elected by shareholders immediately upon selection of the last Board member. Two-thirds of the current members of the Board satisfy that requirement. By asking shareholders to elect a new Board, the Board hopes to increase the percentage of Board members elected by shareholders to 100%.

Q.	WHAT ARE THE ROLES OF THE BOARD AND THE MANAGER?

A.	The Board is responsible for managing the Trust’s business and affairs, including approving service providers to the Trust, such as the Trust’s investment adviser, distributor and transfer agent. The Manager is responsible for providing an investment program for each Fund and implementing that program. The Manager also acts as the Trust’s transfer agent and maintains shareholder records and accounts.

STATE FARM VARIABLE PRODUCT TRUST
One State Farm Plaza, Bloomington, Illinois 61710
Telephone 866-702-2307
Notice of Special Meeting of Shareholders
June 12, 2015

To owners of variable life insurance contracts and variable annuity contracts issued by State Farm Life Insurance Company and State Farm Life & Accident Assurance Company (together referred to as “State Farm”) entitled to give voting instructions in connection with State Farm Life and Accident Assurance Company Variable Annuity Separate Account, State Farm Life and Accident Assurance Company Variable Life Separate Account, State Farm Life Insurance Company Variable Annuity Separate Account and State Farm Life Insurance Company Variable Life Separate Account (the “Separate Accounts”) of State Farm.

A special meeting of shareholders of State Farm Variable Product Trust (the “Trust”) will be held at One State Farm Plaza, Bloomington, Illinois, on June 12, 2015, at 8:00 a.m., Central time (the “Meeting”). The Meeting will be held to elect a Board of Trustees and to transact any other business that properly comes before the meeting.

State Farm and the Separate Accounts are the only shareholders of the Trust. However, State Farm hereby solicits and agrees to vote the shares of the Trust at the Meeting in accordance with timely instructions received from owners of variable life insurance contracts and variable annuity contracts having contract values allocated to the Separate Accounts invested in such shares.

As a variable contract owner of record at the close of business on February 12, 2015, you have the right to instruct State Farm as to the manner in which shares of the Trust attributable to your variable contract should be voted. To assist you in giving your instructions, a voting instruction form is enclosed that represents the number of shares of each Fund for which you are entitled to give voting instructions. In addition, a Proxy Statement is attached to this Notice which describes the matters to be voted upon at the Meeting or any adjournment(s) thereof.

Mark Mikel
Secretary
State Farm Variable Product Trust
February 23, 2015

STATE FARM VARIABLE PRODUCT TRUST
Proxy Statement
for a Special Meeting of Shareholders
to be held on June 12, 2015

Introduction

This proxy statement is being furnished in connection with the solicitation of voting instructions from owners of variable life insurance contracts and variable annuity contracts (“variable contracts”) for use at a special meeting of the shareholders of State Farm Variable Product Trust (the “Trust”) to be held at 8:00 a.m., Central time, on June 12, 2015, at One State Farm Plaza, Bloomington, Illinois 61710 (the “Meeting”) for the purposes set forth below and in the accompanying notice of special meeting of shareholders. The Trust is a Delaware business trust. This proxy statement is being sent by the Board of Trustees of the Trust (the “Board”) and by State Farm Life Insurance Company and State Farm Life & Accident Assurance Company (together referred to as “State Farm”) to owners of such variable contracts allocated to the State Farm Life and Accident Assurance Company Variable Annuity Separate Account, State Farm Life & Accident Assurance Company Variable Life Separate Account, State Farm Life Insurance Company Variable Annuity Separate Account and State Farm Life Insurance Company Variable Life Separate Account (the “Separate Accounts”) of State Farm invested in shares of the Trust on the record date. This proxy statement and voting instructions were first mailed to shareholders on or about February 23, 2015.

At the Meeting, shareholders are being asked to vote on the election of the Board of Trustees. This proposal is discussed thoroughly in this proxy statement. We urge you to read this proxy statement carefully.

THE BOARD RECOMMENDS THAT YOU
VOTE “FOR” THE PROPOSAL.

PROPOSAL

Election of the Board of Trustees of the Trust

Introduction. Variable contract owners, sometimes referred to in this proxy statement as “shareholders,” are being asked to provide voting instructions with respect to electing each of the following nine nominees as trustees of the Board of Trustees of the Trust (the “Board”): Anita M. Nagler, Diane L. Wallace, Thomas M. Mengler, James A. Shirk, Victor J. Boschini, David L. Vance, Alan R. Latshaw, Paul J. Smith and Joe R. Monk, Jr. Each of these nine nominees has agreed to be named as a nominee. If elected, each of the nominees has agreed to serve as a trustee of the Trust. Trustees elected at the Meeting will serve as trustees of the Trust until the next meeting of shareholders called for the purpose of electing trustees when their successors are elected and qualified, or until each sooner dies, resigns, becomes incapacitated or is removed by a vote of shareholders of the Trust holding not less than two-thirds of the shares then outstanding or by vote of two-thirds of the trustees then in office. If the Trust’s shareholders elect the nine nominees as trustees of the Trust, the terms of those persons’ service as trustees of the Trust will begin as soon as the person is elected at the Meeting. Except for Mr. Monk, each of the other eight nominees currently serves as a trustee on the Board of the Trust.

Federal securities laws require that at least two-thirds of the members of the Board must have been elected by shareholders immediately upon the filling of a vacancy to the Board. By asking variable contract owners to provide voting instructions with respect to electing a new Board, the Board hopes to increase the percentage of Board members elected by shareholders to 100%, thereby providing the Board with maximum flexibility to appoint additional or replacement trustees, if necessary, in the future.

All of the nominees (except Mr. Monk) currently serve as trustees of the Trust. At a meeting held on December 12, 2014, the Board of the Trust nominated each trustee nominee for election to the Board. The following tables provide information about the nominees standing for election as trustees, as well as about the officers of the Trust.

Management Information – State Farm Variable Product Trust

If elected, each nominee (except Messrs. Monk and Smith) would not be considered an “interested person” (as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) (each, an “Independent Trustee”). Information about the Independent Trustee nominees, their current term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the State Farm family of mutual funds, which includes the Trust, State Farm Associates’ Funds Trust and State Farm Mutual Fund Trust (collectively, the “Fund Complex”), they currently oversee and other directorships, if any, they hold is set forth below:

Independent Trustee Nominees

Other
				Number of	Directorships
				Portfolios in	Held by
	Position(s)			Fund Complex	Trustee
	Held with	Length of Time Served	Principal Occupation(s) During	Overseen	During the
Name, Address, and Age	Fund	and Term of Office	the Past 5 years	by Trustee	Past 5 Years
Thomas M. Mengler	Trustee	Began service	PRESIDENT (since	28	None
One State Farm Plaza		in 1998 and	6/2012) – St. Mary’s
Bloomington, Illinois		serves until	University; DEAN
61710		successor is	and PROFESSOR OF
Age 61		elected or	LAW (before 6/2012) –
		appointed.	University of St. Thomas
School of Law; TRUSTEE
– State Farm Associates’
Funds Trust, State Farm
Mutual Fund Trust.
James A. Shirk	Trustee	Began service	DIRECTOR and	28	None
One State Farm Plaza		in 1997 and	PRESIDENT – Beer
Bloomington, Illinois		serves until	Nuts, Inc. (manufacturer
61710		successor is	of snack foods);
Age 70		elected or	PRESIDENT/OWNER
		appointed.	– Tiehack Development
Company (land developer);
TRUSTEE – State Farm
Associates’ Funds Trust,
State Farm Mutual
Fund Trust.
Victor J. Boschini	Trustee	Began service	CHANCELLOR - Texas	28	None
One State Farm Plaza		in 2001 and	Christian University;
Bloomington, Illinois		serves until	TRUSTEE – State Farm
61710		successor is	Associates’ Funds Trust,
Age 58		elected or	State Farm Mutual
		appointed.	Fund Trust.

Other
				Number of	Directorships
				Portfolios in	Held by
	Position(s)			Fund Complex	Trustee
	Held with	Length of Time Served	Principal Occupation(s) During	Overseen	During the
Name, Address, and Age	Fund	and Term of Office	the Past 5 years	by Trustee	Past 5 Years
David L. Vance	Trustee	Began service	EXECUTIVE DIRECTOR	28	None
One State Farm Plaza		in 2001 and	(since 8/2012) – Center
Bloomington, Illinois		serves until	for Talent Reporting,
61710		successor is	Inc. (nonprofit dedicated
Age 62		elected or	to improving the
		appointed.	management of human
capital); PRESIDENT/
OWNER (since 7/2010)
– Poudre River Press
LLC (book publisher);
CONSULTANT/
PRESIDENT/OWNER
– Manage Learning
LLC (consults with
organizations on learning
strategy, governance,
measurement, and
evaluation); ADJUNCT
FACULTY (since 2/2010)
– Bellevue University and
University of Southern
Mississippi; TRUSTEE
– State Farm Associates’
Funds Trust, State Farm
Mutual Fund Trust.
Alan R. Latshaw	Trustee	Began service	RETIRED; TRUSTEE –	28	TRUSTEE -
One State Farm Plaza		in 2005 and	State Farm Associates’		MainStay
Bloomington, Illinois		serves until	Funds Trust, State Farm		Funds (82
61710		successor is	Mutual Fund Trust.		portfolios)
Age 63		elected or
appointed.
Anita M. Nagler	Trustee	Began service	DIRECTOR - Baron	28	None
One State Farm Plaza		in 2006 and	Capital Group, Inc.
Bloomington, Illinois		serves until	(investment adviser and
61710		successor is	distributor of mutual
Age 58		elected or	funds); PRIVATE
		appointed.	INVESTOR; TRUSTEE
– State Farm Associates’
Funds Trust, State Farm
Mutual Fund Trust.
Diane L. Wallace	Trustee	Began service	RETIRED; TRUSTEE –	28	None
One State Farm Plaza		in 2013 and	State Farm Associates’
Bloomington, IL		serves until	Funds Trust, State Farm
61710		successor is	Mutual Fund Trust.
Age 56		elected or
appointed.

Interested Trustees and Officers

If elected, Messrs. Monk and Smith would be “interested persons” (as defined by the 1940 Act) (each, an “Interested Trustee”) of the Trust because each currently is (i) an officer of the Trust, (ii) a director of the Manager, (iii) a director of State Farm VP Management Corp. (“Management Corp.”), the Trust’s distributor, (iv) an officer of the Manager, and (v) an officer of Management Corp.

Information about the Interested Trustee nominees, and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee nominees (including, for the Interested Trustee nominee who does not currently serve as trustees of the Trust, the number of portfolios he will oversee should he be elected by shareholders) and the other directorships, if any, held by the Interested Trustee nominees, is shown below.

Other
				Number of	Directorships
				Portfolios in	Held by
	Position(s)			Fund Complex	Trustee
	Held with	Length of Time Served	Principal Occupation(s) During	Overseen	During the
Name, Address, and Age	Fund	and Term of Office	the Past 5 years	by Trustee	Past 5 Years
Paul J. Smith	Trustee,	Began service	CHIEF FINANCIAL	28	None
One State Farm Plaza	Senior Vice	as Trustee	OFFICER (since 12/2010),
Bloomington, Illinois	President,	in 2015 and	TREASURER, SENIOR
61710	and	serves until	VICE PRESIDENT
Age 51	Treasurer	successor is	(3/2007 – 1/2013) and
		elected or	EXECUTIVE VICE
		appointed.	PRESIDENT (since
		Began service	1/2013) – State Farm
		in June 2011	Mutual Automobile
		as Senior Vice	Insurance Company;
		President and	DIRECTOR (since
		in December	3/2011) and SENIOR
		2012 as	VICE PRESIDENT –
		Treasurer and	State Farm Investment
		serves until	Management Corp., State
		removed.	Farm VP Management
Corp.; SENIOR VICE
PRESIDENT (since
6/2011) and TREASURER
(since 12/2012) – State
Farm Associates’ Funds
Trust, State Farm Mutual
Fund Trust.

Other
				Number of	Directorships
				Portfolios in	Held by
	Position(s)			Fund Complex	Trustee
	Held with	Length of Time Served	Principal Occupation(s) During	Overseen	During the
Name, Address, and Age	Fund	and Term of Office	the Past 5 years	by Trustee	Past 5 Years
Joe R. Monk, Jr.	Senior Vice	Began service	SENIOR VICE	28	None
One State Farm Plaza	President	as Senior Vice	PRESIDENT, CHIEF
Bloomington, Illinois		President in	ADMINISTRATIVE
61710		March 2011	OFFICER (since 4/2010)
Age 51		and serves	and OPERATIONS
		until removed.	VICE PRESIDENT
		Began service	(6/2008 – 4/2010) - State
		as President	Farm Life Insurance
		in 2012 and	Company; SENIOR VICE
		serves until	PRESIDENT – MUTUAL
		removed.	FUNDS (SINCE 1/2011),
VICE PRESIDENT –
HEALTH (since 4/2010)
and OPERATIONS VICE
PRESIDENT – HEALTH
(6/2008 - 4/2010) –
State Farm Mutual
Automobile Insurance
Company; SENIOR
VICE PRESIDENT and
DIRECTOR (since 7/2010)
– State Farm Investment
Management Corp., State
Farm VP Management
Corp.; SENIOR VICE
PRESIDENT (since
3/2011) – State Farm
Associates’ Funds Trust,
State Farm Mutual
Fund Trust.

Information about other Trust Officers

Length of
	Position(s)	Time Served
	Held with	and Term of	Principal Occupation(s)
Name, Address, and Age	Fund	Office	During the Past 5 years
Michael L. Tipsord	President and	Began service	PRESIDENT (since 1/2015), VICE
One State Farm Plaza	Current Trustee	in March 2012	CHAIRMAN, CHIEF OPERATING
Bloomington, IL		and serves until	OFFICER (since 12/2010), CHIEF
61710		removed.	FINANCIAL OFFICER (before 12/2010)
Age 55			and DIRECTOR – State Farm Mutual
Automobile Insurance Company;
DIRECTOR, SENIOR VICE PRESIDENT
and TREASURER – State Farm Investment
Management Corp., State Farm VP
Management Corp.; TRUSTEE, SENIOR
VICE PRESIDENT and TREASURER
(before 12/2012) and PRESIDENT (since
12/2012) - State Farm Associates’ Funds
Trust, State Farm Mutual Fund Trust.
Mark D. Mikel	Vice President	Began service	ASSISTANT VICE PRESIDENT –
Three State Farm Plaza	and Secretary	in December	MUTUAL FUNDS (since 12/2012) and
Bloomington, Illinois		2012 and serves	MUTUAL FUNDS DIRECTOR (before
61791		until removed.	12/2012) – State Farm Mutual Automobile
Age 44			Insurance Company; VICE PRESIDENT
– FINANCIAL AND SECRETARY (since
3/2013) and ASSISTANT SECRETARY-
TREASURER (12/2007 – 3/2013) – State
Farm Investment Management Corp.,
State Farm VP Management Corp.; VICE
PRESIDENT AND SECRETARY (since
12/2012) – State Farm Associates’ Funds
Trust, State Farm Mutual Fund Trust.
David R. Grizzle	Chief Compliance	Began service	CHIEF COMPLIANCE OFFICER and
Three State Farm Plaza	Officer and	as Assistant	ASSISTANT SECRETARY-TREASURER
Bloomington, Illinois	Assistant	Secretary	– State Farm Associates’ Funds
61791	Secretary-	- Treasurer	Trust, State Farm Mutual Fund Trust;
Age 55	Treasurer	in 2001 and	CHIEF COMPLIANCE OFFICER and
		as Chief	ASSISTANT SECRETARY-TREASURER
		Compliance	– State Farm Investment Management
		Officer in 2006	Corp.; ASSISTANT SECRETARY-
		and serves until	TREASURER – State Farm VP
		removed.	Management Corp.
Joseph P. Young	Vice President	Began service	VICE PRESIDENT – FIXED INCOME
One State Farm Plaza		in December	(since 12/2011), ASSISTANT VICE
Bloomington, IL		2011 and serves	PRESIDENT – FIXED INCOME (6/2011 –
61710		until removed.	12/2011) – State Farm Mutual Automobile
Age 51			Insurance Company; VICE PRESIDENT
– FIXED INCOME (3/1998 - 5/2011) –
Nationwide Insurance; VICE PRESIDENT
(since 3/2012) – State Farm Investment
Management Corp.; VICE PRESIDENT
(since 12/2011) – State Farm Associates’
Funds Trust, State Farm Mutual Fund Trust.

Length of
	Position(s)	Time Served
	Held with	and Term of	Principal Occupation(s)
Name, Address, and Age	Fund	Office	During the Past 5 years
Dick Paul	Vice President	Began service	VICE PRESIDENT – LIFE/HEALTH/
One State Farm Plaza		in March 2012	MUTUAL FUNDS (since 1/2012) and
Bloomington, IL		and serves until	OPERATIONS VICE PRESIDENT – LIFE/
61710		removed.	HEALTH (5/2009 – 2/2012), – State Farm
Age 55			Mutual Automobile Insurance Company;
VICE PRESIDENT (since 3/2012) – State
Farm Investment Management Corp., State
Farm VP Management Corp., State Farm
Associates’ Funds Trust and State Farm
Mutual Fund Trust.

What purpose does the Board serve and how many times during the Trust’s most recent fiscal year did the Board meet? The Board is responsible for managing the business and affairs of the Trust. During the Trust’s fiscal year ending December 31, 2014, the Board met four times, and each incumbent trustee attended at least 75% of the regular meetings of the Board.

Beneficial Ownership. The following table shows certain information regarding the beneficial ownership of shares of each Fund as of December 31, 2014, by each trustee and nominee, and by all trustees, nominees and executive officers of the Trust as a group.

Percentage of
Outstanding
Name	Fund	No. of Shares	Shares Held
James A. Shirk	None	None	N/A
(Independent Trustee)
David L. Vance	None	None	N/A
(Independent Trustee)
Alan R. Latshaw	None	None	N/A
(Independent Trustee)
Diane L. Wallace	None	None	N/A
(Independent Trustee)
Victor J. Boschini	None	None	N/A
(Independent Trustee)
Anita M. Nagler	None	None	N/A
(Independent Trustee)
Thomas M. Mengler	None	None	N/A
(Independent Trustee)

			Percentage of
			Outstanding
Name	Fund	No. of Shares	Shares Held
Paul J. Smith	None	None	N/A
(Interested Trustee)
Joe R. Monk, Jr.	Small Cap Equity	336.9796	*
(Nominee for	Index Fund
Interested Trustee)
Joe R. Monk, Jr.	International Equity	691.9537	*
(Nominee for	Index Fund
Interested Trustee)
Joe R. Monk, Jr.	Large Cap Equity	914.5938	*
(Nominee for	Index Fund
Interested Trustee)
Joe R. Monk, Jr.	Bond Fund	78.6014	*
(Nominee for
Interested Trustee)
Joe R. Monk, Jr.	Stock and Bond	13.2685	*
(Nominee for	Balanced Fund
Interested Trustee)
Trustees, Nominees	Small Cap Equity	336.9796	*
and Executive Officers	Index Fund
as a group
Trustees, Nominees	International Equity	691.9537	*
and Executive Officers	Index Fund
as a group
Trustees, Nominees	Large Cap Equity	914.5938	*
and Executive Officers	Index Fund
as a group
Trustees, Nominees	Bond Fund	78.6014	*
and Executive Officers
as a group
Trustees, Nominees	Stock and Bond	13.2685	*
and Executive Officers	Balanced Fund
as a group
________________________

* Less than 1% of the class of shares owned.

More than 5% Beneficial Owners. The following table shows certain information for shareholders of the Trust who beneficially own more than 5% of a Fund’s outstanding shares as of December 31, 2014:

			Percentage of
			Outstanding
Name and Address	Fund	No. of Shares	Shares Held
State Farm Life Insurance	State Farm Small Cap	2,885,849.520	12.69%
Company, One State Farm	Equity Index Fund
Plaza, Bloomington, Illinois
61710-001
State Farm Life Insurance	State Farm International	8,016,707.236	35.19%
Company, One State Farm	Equity Index Fund
Plaza, Bloomington, Illinois
61710-001
State Farm Life Insurance	State Farm Large Cap	3,199,096.127	65.15%
Company, One State Farm	Equity Fund
Plaza, Bloomington, Illinois
61710-001
State Farm Life Insurance	State Farm Small/Mid	3,851,664.952	72.55%
Company, One State Farm	Cap Equity Fund
Plaza, Bloomington, Illinois
61710-001
State Farm Life Insurance	State Farm International	3,442,793.903	81.73%
Company, One State Farm	Equity Fund
Plaza, Bloomington, Illinois
61710-001

What are the Dollar Ranges of the Trustees’ Investments in the Funds? The following table reflects dollar ranges of each Trustee’s beneficial ownership of equity securities of each Fund, and dollar ranges of each Trustee’s beneficial ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2014.

	Dollar Range	Dollar Range	Dollar Range
	of Equity	of Equity	of Equity
	Securities in	Securities in	Securities in
	Large Cap	Small Cap	International
	Equity	Equity	Equity
Name of Trustee	Index Fund	Index Fund	Index Fund
Thomas M. Mengler*	None	None	None
James A. Shirk*	None	None	None
Victor J. Boschini*	None	None	None
David L. Vance*	None	None	None
Paul J. Smith**	None	None	None
Joe R. Monk, Jr.***	$10,001-	Less than	$10,001-
	$50,000	$10,000	$50,000
Alan R. Latshaw*	None	None	None
Anita Nagler*	None	None	None
Diane L. Wallace*	None	None	None
____________________

*	Independent Trustee

**	Interested Trustee

***	Nominee for Interested Trustee

		Dollar Range	Dollar Range
	Dollar Range	of Equity	of Equity
	of Equity	Securities in	Securities in
	Securities in	Stock and Bond	Money Market
Name of Trustee	Bond Fund	Balanced Fund	Fund
Thomas M. Mengler	None	None	None
James A. Shirk	None	None	None
Victor J. Boschini	None	None	None
David L. Vance	None	None	None
Paul J. Smith	None	None	None
Joe R. Monk, Jr.	Less than	Less than	None
	$10,000	$10,000
Alan R. Latshaw	None	None	None
Anita Nagler	None	None	None
Diane L. Wallace	None	None	None

Aggregate Dollar
Range of Equity
Securities in All
Registered
	Dollar Range	Dollar Range	Dollar Range	Investment
	of Equity	of Equity	of Equity	Companies Overseen
	Securities in	Securities in	Securities in	by Trustee in Family
	the Large Cap	the Small/Mid Cap	the International	of Investment
Name of Trustee	Equity Fund	Equity Fund	Equity Fund	Companies
Thomas M. Mengler	None	None	None	Over $100,000
James A. Shirk	None	None	None	Over $100,000
Victor J. Boschini	None	None	None	Over $100,000
David L. Vance	None	None	None	Over $100,000
Paul J. Smith	None	None	None	$50,001-$100,000
Joe R. Monk, Jr.	None	None	None	Over $100,000
Alan R. Latshaw	None	None	None	Over $100,000
Anita Nagler	None	None	None	Over $100,000
Diane L. Wallace	None	None	None	$50,001-$100,000

What Interests or Relationships do the Independent Trustees Have with the Manager and its Affiliates? State Farm Mutual Automobile Insurance Company (“Auto Company”) owns all of the common stock issued by the Manager and the Manager owns all of the common stock issued by Management Corp. Auto Company is a mutual insurance company domiciled in Illinois and owned by its policyholders. The address of the Manager, Management Corp. and Auto Company’s is One State Farm Plaza; Bloomington, Illinois 61710-0001. Neither the Independent Trustees of the Trust nor their immediate family members own securities representing an ownership interest in the Manager, Management Corp. or Auto Company.

During the period January 1, 2013 to December 31, 2014 (“calendar years 2013 and 2014”), Mr. James A. Shirk, an Independent Trustee of the Trust, had an indirect relationship with Auto Company in an amount that exceeded $120,000. His indirect relationship with Auto Company during that time period also can be characterized as indirect interest in transactions or series of similar transactions with Auto Company, the value of which exceeded $120,000. Mr. Shirk’s indirect relationship or interest with Auto Company was as follows: During calendar years 2013 and 2014, Mr. Shirk was the managing partner and owned 60% of Sunrise Company, LLC. Moreover, during that same time period, Mr. Shirk was the managing director and owned 52% of Beer Nuts, Inc. Sunrise Company, LLC and Beer Nuts, Inc. leased warehouse space to Auto Company during calendar years 2013 and 2014. Auto Company paid Sunrise Company, LLC rent in the amount of $103,467 in 2013 and $104,000 in 2014, while Auto Company paid Beer Nuts, Inc. rent in the amount of $100,000 in 2013 and $100,000 in 2014.

Except for the disclosure concerning Mr. James A. Shirk in the preceding paragraph, during calendar years 2013 and 2014 neither the Independent Trustees of the Trust nor their immediate family members had any direct or indirect:

●	interest in the Manager, Management Corp., Auto Company, or in other affiliates of Auto Company, the value of which interest exceeded $120,000;

●	interest in any transaction or series of similar transactions with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, the value of which transaction or series of transactions exceeded $120,000, or

●	relationship(s) with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, in an amount that exceeded $120,000.

Leadership Structure and Committees of the Board. The Board has overall responsibility for the conduct of the Trust’s affairs. Two of the nine current trustees are Interested Trustees. An Interested Trustee of the Trust includes a person who is otherwise affiliated with the Trust or with a service provider to the Trust, such as an officer or director of the Manager or of Management Corp., the Trust’s distributor.

Under the Trust’s Declaration of Trust and its Bylaws, a trustee may serve as a trustee until he or she dies, resigns or is removed from office. The Trust has adopted a policy that each trustee must retire from his or her trustee position after reaching age 72. The Trust is not required to hold annual meetings of shareowners for the election or re-election of trustees or for any other purpose, and does not intend to do so. Delaware law permits shareowners to remove trustees under certain circumstances and requires the Trust to assist in shareowner communications.

Mr. Michael L. Tipsord, an Interested Trustee of the Trust, serves as the President and Chairperson of the Trust. In his roles, Mr. Tipsord presides at Board meetings. Mr. Tipsord is not being proposed by the Board to be re-selected as a member of the Board.

There are three standing committees of the Board – the Executive Committee, the Committee of Independent Trustees (the “CIT”) and the Audit Committee. The members of the Executive Committee are Messrs. Paul J. Smith, Michael L. Tipsord and James A. Shirk. The Executive Committee acts on behalf of the entire Board during intervals between Board meetings. Actions of the Executive Committee must be consistent with the Trust’s Declaration of Trust. During calendar year 2014, the Executive Committee did not meet.

The CIT includes as its members all of the current Independent Trustees. The CIT is responsible for overseeing the effective functioning of the Board, reviewing the investment management, distribution, and 12b-1 plans of the Trust and making recommendations to the full Board regarding entering into or the continuation of such agreements. In addition, the CIT is responsible for nominating candidates for election as Independent Trustees. The CIT will consider nominees recommended by shareholders. A shareholder may submit a suggested candidate by sending a resume of the candidate to the Secretary of the Trust, at the address of the Trust’s principal executive offices. The CIT operates pursuant to a separate charter specifying that CIT members shall designate a CIT Chairperson. The CIT has designated Mr. David L. Vance as CIT Chairperson. As CIT Chairperson, Mr. Vance presides at CIT meetings, and, in consultation with the other CIT members, sets the agenda for all such meetings. During calendar year 2014, the CIT held four meetings.

The Audit Committee includes as its members Messrs. Latshaw and Boschini and Ms. Nagler, each of whom is an Independent Trustee. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting practices, reviewing the results of the annual audits of the Trust’s financial statements and interacting with the Trust’s independent registered public accounting firm on behalf of the Board. The Audit Committee operates pursuant to a separate charter specifying that unless the Board appoints a Chairperson of the Audit Committee, the Audit Committee shall appoint a Chairperson. The Board has appointed Mr. Latshaw as the Chairperson of the Audit Committee. As Audit Committee Chairperson, Mr. Latshaw presides at Audit Committee meetings, and, in consultation with Audit Committee members, sets the agenda for all such meetings. The Audit Committee’s charter is not available to the Trust’s shareholders on the Trust’s web site but it is included with this proxy statement as “Appendix A.” During calendar year 2014, the Audit Committee held five meetings.

The Board has determined that the Trust’s leadership or governance structure is appropriate. With the Trust consisting of nine series, the Board does not believe that it needs any additional or any more specialized committees. The existing leadership structure also is appropriate because having a majority of Independent Trustees is consistent with current mutual fund industry practice, and effectively allows the Independent Trustees to control the Trust’s business and affairs. The Trust has determined that having an interested Board Chairperson is appropriate because it promotes efficiency in the Board’s operations. Mr. Tipsord, the interested Chairperson, also serves as Senior Vice President and Treasurer of the Manager and Management Corp., and has substantial knowledge regarding the day-to-day operations of the Trust. Mr. Tipsord is not standing for re-election as a Trustee; if elected by shareholders, Mr. Monk would serve as the interested Chairperson of the Trust. Having an Interested Trustee preside at Board meetings results in more focused and efficient meetings; however, Mr. Vance has an integral role in setting the Board meeting agendas. The Board holds four regularly scheduled in-person meetings each year as well as a special telephonic meeting in connection with the Board’s annual consideration of the Trust’s management agreements. The Board may hold special meetings, as needed, either in-person or by telephone, to address matters arising between regular meetings. The CIT also holds four regularly scheduled in-person meetings each year, during a portion of which management is not present, and may hold special meetings, as needed, either in-person or by telephone. The CIT regularly meets with its independent legal counsel outside the presence of Interested Trustees and representatives of the Manager, a practice designed to foster full discussion among CIT members of all issues related to the Trust. The Trust’s leadership or governance structure is designed to promote free and open discussion of different viewpoints on issues impacting the Trust.

The Board oversees the management of risks presented in operating the Trust, including, among other things, investment, compliance and valuation risks. Investment risk involves the chance that a Fund’s portfolio may be inappropriately invested by the Manager or by a sub-adviser, leading to excessive or inadequate risk-taking by the Fund or resulting in unsustainable or poor performance by the Fund. Compliance risk includes the chance that the Trust will not comply with applicable federal and state laws, resulting in litigation, potential penalties, legal expense and reputational harm. Valuation risk is the chance that portfolio securities held by a Fund may be valued incorrectly, resulting in an erroneous net asset value (“NAV”) for a Fund and dilution to existing or new Fund shareholders. Fund dilution could expose the Fund or the Manager to legal actions by regulators and by aggrieved shareholders.

The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, the Manager and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks of the Funds. Different processes, procedures and controls are employed in light of different types of risks. In that regard, senior officers of the Trust and the Manager, including the Trust’s Chief Compliance Officer (“CCO”), regularly report to the Board on a range of matters, including those relating to risk management. In addition to the regular reports from management, the Board also receives reports from the other service providers to the Trust, and the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal controls and financial reporting matters.

The Board oversees the investment risk management process by regularly receiving written reports on the investments and securities trading of each Fund, including each Fund’s performance as compared to the Fund’s benchmark index and as compared to a composite of peer funds. In addition, Fund portfolio managers regularly make live presentations to the Board regarding the portfolio manager’s investment process and results. The Trust annually hires an independent fund tracking organization to identify peer funds (i.e., those funds comparable in size, investment objective, investment strategy and sales charge structure to each of the Trust’s Funds). The Board analyzes any Fund whose performance substantially deviates from the performance of its benchmark or composite of peer funds. The Board also is responsible for approving the appointment of any new sub-adviser. In addition to evaluating the relative performance of each Fund, the Board also regularly evaluates the expense structure of each Fund compared to the expense structure of peer funds.

The Board oversees management of compliance risk by adopting regulatory policies for the Trust and the Manager to follow in carrying on the day-to-day business of the Funds, and by receiving reports (on both a quarterly and as-needed basis) from the Trust and its CCO regarding the implementation of the procedures, including an annual report from the CCO. As required by the 1940 Act, the Trust’s CCO is hired by the Board, and the Board determines the CCO’s compensation. Independent legal counsel to the Independent Trustees also helps the Independent Trustees understand new regulatory developments.

Similarly, the Board oversees valuation risk by approving valuation procedures for the Manager to follow in determining each Fund’s NAV. The Manager regularly reports to both the CIT and the Board on the implementation of these procedures, including reporting to the Board each instance in which a security owned by a Fund is “fair valued.” A fair valued security is one priced other than at the closing price of the security on an established securities exchange or in an established over-the-counter securities market.

The Board and the Manager believe that the impact of the Board’s oversight of the Trust’s risk management process results in satisfactory risk management. The Board and the Manager continually evaluate the appropriateness of the Trust’s risk management processes, and adjust those processes whenever the Manager or the Board deems it necessary.

Experience, Qualifications, Attributes and Skills of Trustees. In deciding who might best serve as its Board members, the Board considers whether a candidate can function as part of the team of Board members, and whether that person can act in the best interest of the Trust and its shareholders. A Board candidate should have excellent analytical and communication skills, be open-minded, and be willing to collaborate with other Board members in crafting Trust policy. The experience, qualifications, attributes and skills of each nominee for Trustee is discussed below.

Mr. Joe R. Monk, Jr., a nominee to serve as Interested Trustee of the Trust, has served as a Trust officer since 2011. Mr. Monk received a bachelor’s degree in finance/insurance from Missouri State University. Mr. Paul J. Smith, an Interested

Trustee of the Trust, has served as an Interested Trustee since January 2015 and as a Trust officer since June 2011. Mr. Smith received a bachelor’s degree in accounting from the University of Wisconsin at Eau Claire and is a graduate of the General Managers Program at Harvard Business School. Messrs. Monk and Smith also serve in leadership positions with Auto Company, and thus have unique understandings of how the Trust’s activities relate to the larger State Farm enterprise. Messrs. Monk and Smith each participate in various civic, charitable and/or educational organizations.

Mr. David L. Vance has served as an Independent Trustee since 2001 and is the CIT’s Chairperson. Mr. Vance is the Executive Director of the Center for Talent Reporting and also teaches at two universities. Previously, he served as Chief Economist of a major U.S. industrial company as well as the president of that company’s corporate university. Mr. Vance has earned multiple post-secondary educational degrees, including a doctorate degree from the University of Notre Dame in Economics.

Mr. James A. Shirk began service as an Independent Trustee in 1997 to the predecessor of the Trust. Mr. Shirk has a J.D. degree from the University of Illinois. Mr. Shirk participates in a separate business enterprise in which he is a partial owner, and participates in various civic, charitable and/or educational organizations.

Messrs. Victor J. Boschini and Thomas M. Mengler also have served as Independent Trustees to the Trust. Mr. Boschini began his service as Independent Trustee of the Trust in 2001, while Mr. Mengler began service as Independent Trustee to the Trust in 1998. Mr. Boschini is the Chancellor of Texas Christian University, and has a doctorate degree in Higher Education Administration from Indiana University. Mr. Mengler is President of St. Mary’s University, and has a J.D. degree and an M.A. degree in Philosophy from the University of Texas. Messrs. Boschini and Mengler participate or have participated in various civic, charitable and/or educational organizations.

Mr. Alan R. Latshaw has extensive experience in the financial services industry, and began his service as an Independent Trustee in 2005. He earned a Master of Business Administration (“M.B.A.”) degree in Finance and Accounting at Indiana University, and previously chaired the AICPA Investment Company Committee/Task Force, which rewrote the AICPA Audit and Accounting Guide for Investment Companies. Mr. Latshaw serves as an independent trustee for another mutual fund complex, and he participates in activities of the Investment Company Institute’s Independent Directors Committee. Mr. Latshaw previously was a partner at a public accounting firm.

Ms. Anita M. Nagler began her service as an Independent Trustee in 2006. Ms. Nagler is a member of the Board of Directors of a multi-billion dollar investment management firm. Ms. Nagler holds a J.D. degree from I.I.T.,

Chicago-Kent College of Law. Ms. Nagler previously served in various executive roles with prominent firms involved in the investment management industry. Ms. Nagler also held various positions in the enforcement group of the U.S. Securities and Exchange Commission, including as Associate Regional Administrator overseeing the entire enforcement program of the S.E.C.’s Chicago office. Ms. Nagler participates in various civic, charitable and/or educational organizations.

Ms. Diane L. Wallace has extensive experience in the financial services industry, including experience with mutual funds. She began her service as an Independent Trustee in 2013. Ms. Wallace, who is a Certified Public Accountant, received a Bachelor of Science degree in Accounting from the University of Illinois at Champaign/Urbana. Ms. Wallace worked as an auditor for a public accounting firm and as the Vice President-Finance for a financial services company that was a broker of commodity and futures contracts, among other financial products. Ms. Wallace also worked in various executive positions for another financial services firm consisting of an investment adviser and a securities broker-dealer, which sponsored a mutual fund group. Ms. Wallace participates in various civic, charitable and/or educational organizations.

How may a Variable Contract Owner Submit a Candidate for Nomination as Independent Trustee? In connection with its responsibility to nominate candidates for election as Independent Trustees, the Committee of Independent Trustees will consider candidates recommended by variable contract owners. A variable contract owner who wants to nominate a person as an Independent Trustee candidate needs to submit the recommendation in writing to the Trust’s Board indicating among other things the number of Trust shares indirectly owned by the variable contract owner and the date those shares were acquired, a full listing of the proposed candidate’s education, experience, and current employment, and a written and signed consent of the candidate to be named as a nominee and to serve as trustee of the Trust. The Committee of Independent Trustees will consider candidates for nominees for Independent Trustee positions received from variable contract owners in the same manner that it considers nominee candidates received from other sources. To obtain more information regarding the procedure for recommending a nominee candidate for Independent Trustee and the information that must be included in the submission of a request to the Committee of Independent Trustees, a variable contract owner should contact the Manager by writing to State Farm Investment Management Corp., Attn.: Secretary, Three State Farm Plaza, N-2, Bloomington, Illinois 61791-0001.

How can a Variable Contract Owner Communicate with the Board? The Board has adopted procedures for variable contract owners to send communications to the Board. All communications should be in writing and addressed to the Board in care of State Farm Investment Management Corp., Attn.: Secretary, Three State Farm Plaza, N-2, Bloomington, Illinois 61791-0001. If a specific

Board member is the intended recipient of such communication, the name of that Board member must be noted in the document. The Secretary will forward the correspondence only to the intended recipient if one is noted. Prior to forwarding any correspondence, the Secretary will review the communication and will not forward communications deemed by the Secretary, in his or her discretion, to be frivolous, of inconsequential commercial value or otherwise inappropriate for Board consideration. Any communication reviewed by the Secretary and not forwarded to the Board for consideration shall be forwarded to and reviewed by independent legal counsel to the Independent Trustees. In the event independent legal counsel to the Independent Trustees disagrees with the Secretary’s determination and deems such communication appropriate for Board consideration, the communication will be forwarded to the Board.

Are Board Members Encouraged to Attend the Meeting? Yes. By holding the Meeting on the same day that the Board holds its regular board meeting, the Trust makes it convenient for trustees to attend the Meeting. Six of the seven members of its then current Board of Trustees attended the Trust’s most recent previous special shareholder meeting, which was held on June 17, 2005.

What Compensation do Independent Trustees Receive from the Trust? Trustees or officers who are interested persons do not receive any compensation from the Trust for their services to the Trust. Independent Trustees receive compensation from the Trust. Under the compensation system in effect as of October 1, 2014, each Independent Trustee is paid a monthly board member retainer of $5,667, a monthly CIT member retainer of $667, and a fee of $8,250 per regular board meeting attended. Compensation under this compensation system is paid by the mutual funds within the State Farm family of mutual funds pro-rata based on net assets of the funds as of the most recently completed calendar quarter. The Chairman of the CIT of the Board is paid an additional annual fee of $15,500. The Audit Committee Chairman is paid an additional annual fee of $8,500, and each Audit Committee member receives a monthly retainer of $500. These fees are paid to the trustees on behalf of the Trust and on behalf of the 19 other mutual funds advised by the Manager. Each mutual fund managed by the Manager shares in the fees for Independent Trustees pro-rata based upon the relative net assets of each fund as of the end of the most recently completed calendar quarter. In addition, Independent Trustees will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.

Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits.

Compensation shown in the following table was paid during calendar year 2014.

	Aggregate	Total Compensation
	Compensation	From The Trust And
	From The	Other State Farm
Name	Trust(1)	Mutual Funds(1)(2)
Paul J. Smith(3)	None	None
Michael L. Tipsord(3)(5)	None	None
Thomas M. Mengler(4)	$9,428	$109,000
James A. Shirk(4)	$9,428	$109,000
Victor Boschini(4)	$9,234	$106,750
David L. Vance(4)	$10,769	$124,500
Alan R. Latshaw(4)	$10,683	$123,500
Anita Nagler(4)	$9,947	$115,000
Diane L. Wallace(4)	$9,428	$109,000
____________________

(1)	For the fiscal year ended December 31, 2014.

(2)	The other “State Farm Mutual Funds” are State Farm Variable Product Trust and State Farm Mutual Fund Trust.

(3)	Non-compensated Interested Trustee.

(4)	Independent Trustee.

(5)	Mr. Tipsord, who currently is a non-compensated Interested Trustee, is not standing for election.

Board Recommendation. The Board has determined that approval of the individuals nominated to serve as trustees of the Trust is advisable and in the best interests of the Trust’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS APPROVE THE BOARD OF TRUSTEES BY VOTING
“FOR” THE PROPOSAL.

Other Business. The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the accompanying voting instruction card will confer upon State Farm the discretionary authority to vote matters in accordance with its best judgment.

Independent Registered Public Accountant for the Trust. PricewaterhouseCoopers, LLP (“PWC”) serves as the independent registered public accountant (“Independent Auditor”) of the Trust for the Trust’s fiscal year ending December 31, 2015. In its capacity as the Independent Auditor of the Trust, PWC audits each Fund’s financial statements and reviews each Fund’s federal and state annual income tax returns. PWC has confirmed that it is an independent registered public accounting firm and has advised the Trust that it does not have any direct or material indirect financial interest in any Fund. Representatives of PWC are not expected to be present at the Meeting.

PwC’s Fees and Services. The following information relates to the services PWC provided to the Trust during the periods indicated:

(a)	Audit Fees
Billed to the Trust for fiscal year ending November 30, 2014: $ 279,059 Billed to the Trust for fiscal year ending November 30, 2013: $ 270,744

The audit fees for November 30, 2014 are based on amounts billed and expected to be billed to Trust by the Trust’s independent registered public accountant and include an estimated amount from the Trust’s independent registered public accountant for the out-of-pocket expenses it expects to bill to Trust for that time period.

(b)	Audit-Related Fees
Billed to the Trust for fiscal year ending November 30, 2014: $ 0 Billed to the Trust for fiscal year ending November 30, 2013: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X: Billed for fiscal year ending November 30, 2014: $ 0 Billed for fiscal year ending November 30, 2013: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees
Billed to the Trust for fiscal year ending November 30, 2014: $ 46,760 Billed to the Trust for fiscal year ending November 30, 2013: $ 47,725

The nature of the services comprising the fees disclosed under this category:

For each fiscal year, the nature of the services includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. For each fiscal year, the nature of the services also includes fees for reviewing the registrant’s tax returns (federal, state, and excise), a review of income tax and excise tax positions, and issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:
Billed for fiscal year ending November 30, 2014: $ 0 Billed for fiscal year ending November 30, 2013: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees
Billed to the Trust for fiscal year ending November 30, 2014: $ 0 Billed to the Trust for fiscal year ending November 30, 2013: $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:
Billed for fiscal year ending November 30, 2014: $ 15,800 Billed for fiscal year ending November 30, 2013: $ 20,600

The nature of the services comprising the fees disclosed under this category:

The fees were billed to the Trust’s transfer agent, State Farm Investment Management Corp., by the Trust’s independent registered public accountant. These fees related to the performance of an internal control review of the internal controls of the Trust’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the Trust’s independent registered public accountant.

(e)(1)	The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

	a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

		-	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

		-	the independent registered public accountants shall report directly to the Committee.

	b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval provided the amount in question does not exceed $10,000. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

	a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

	b.	the services were not recognized by management at the time of the engagement as non-audit services; and

	c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

	a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

	b.	the services were not recognized by management at the time of the engagement as non-audit services; and

	c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

	(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

	(2)	financial information systems design and implementation;

	(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

	(4)	actuarial services;

	(5)	internal audit outsourcing services;

	(6)	management functions or human resources;

	(7)	broker or dealer, investment adviser, or investment banking services;

	(8)	legal services and expert services unrelated to the audit; and

	(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending
December 31, 2014:	not applicable	0%	not applicable
Fiscal year ending
December 31, 2013:	not applicable	0%	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending
December 31, 2014:	not applicable	0%	100%
Fiscal year ending
December 31, 2013:	not applicable	0%	100%

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:
Fiscal year ending December 31, 2014: $46,760
Fiscal year ending December 31, 2013: $47,725

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):
Fiscal year ending December 31, 2014: $15,800
Fiscal year ending December 31, 2013: $20,600

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:
Fiscal year ending December 31, 2014: $0
Fiscal year ending December 31, 2013: $0

Other Information. The Trust is an open-end management investment company organized as a business trust under the laws of the state of Delaware on February 21, 1997. The Trust consists of the nine Funds. Shares of each Fund are sold in a continuous offering and are authorized to be offered to Separate Accounts of State Farm to support certain variable contracts offered by State Farm. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Separate Accounts and the assets of each subaccount are invested in the shares of the Fund corresponding to that subaccount. The Separate Accounts purchase and redeem shares of the Fund for the subaccounts without sales or redemption charges. However, each variable contract imposes its own charges and fees on variable contract owners.

How Shares Will Be Voted. Those shares of the Trust that are held by State Farm are owned by State Farm. Pursuant to current interpretations of the 40 Act, State Farm will solicit voting instructions from owners of variable contracts on the matters to be voted on at the Meeting. All shares of the Trust will be voted by State Farm in accordance with voting instructions received from such variable contract owners. State Farm will vote all such shares for, against, or abstaining in the same proportion as the voting instructions given by the variable contract owners on the issues presented. The close of business on June 11, 2015, is the last day on which instructions will be accepted.

Voting Requirements. As an owner of a variable contract you have the right to cast one vote for each dollar that you have indirectly invested in the Trust, on each matter submitted to a vote of the shareholders at the Meeting; no shares have cumulative voting rights. With respect to the Proposal, the affirmative vote of a plurality of the votes attributable to shares of the Trust present in person or by proxy at the Meeting and entitled to vote is required to elect the nominees to the Board of the Trust. Since the number of Trustees has been fixed at nine, this means that the nine persons who receive the highest number of votes will be elected.

You may instruct State Farm as to how to vote your shares in one of three different ways:

●By Mail. Sign and return the enclosed voting instruction form.

●By Telephone. Call toll-free 1-866-298-8476 and follow the recorded directions. Have your 14 digit Control Number from your voting instruction card nearby.

●By Internet. Go to www.proxy-direct.com and follow the on-screen directions. Have your 14 digit Control Number from your voting instruction form nearby.

Do not mail your voting instruction form when you vote by phone or Internet. If you properly vote your voting instruction form and return it on time, your shares will be voted as you instruct, and as State Farm determines on any other business that comes before the Meeting. If you properly vote your voting instruction form, but don’t make any instructions about how your shares should be voted, your shares will be voted FOR each applicable proposal. You may revoke your voting instruction form at any time before it is voted by filing with the Trust a written notice of revocation, by delivering another properly signed voting instruction form bearing a later date, or by attending the Meeting and voting in person. To revoke by written notice, include a statement of your intent to revoke and your signature, and mail the written notice to State Farm Investment Management Corp., Attn: Secretary, Three State Farm Plaza, N-2, Bloomington, Illinois 61791-0001.

Record Date. The Board has fixed the close of business on February 12, 2015, as the record date for determining the indirect holders of the Trust’s shares entitled to notice of and to provide voting instructions at the Meeting. At the close of business on the Record Date, there were issued and outstanding 147,527,474.897 shares of the Trust.

Reports to Shareholders. Each variable contract owner has received the Trust’s semi-annual report to shareholders for the period ending June 30, 2014. Each variable contract owner has received the Trust’s annual report to shareholders for the period ending December 31, 2013. If you would like another copy of either report, please write to State Farm Investment Management Corp., Attn: Secretary, Three State Farm Plaza, N-2, Bloomington, Illinois 61791-0001 or telephone 1-866-702-2307. The report will be sent to you without charge.

Quorum and Adjournment. A quorum of shareholders is required to take action at the Meeting. At least 30 percent of the shares of the Trust entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Meeting for purposes of voting on the Proposal. The inspectors of election will determine whether or not a quorum is present at the Meeting. If, by the time scheduled for the Meeting, a quorum of shareholders of the Trust is not present or if a quorum is present but not enough votes in favor of the proposal have been received to approve it, State Farm and other persons attending the Meeting in person may propose one or more adjournments of the Meeting to permit further soliciting of voting instructions from variable contract owners. Any adjournment will require the affirmative vote of a majority of shares of the Trust present (in person or by proxy) at the session of the meeting to be adjourned. Except in the case of contract owners who in their voting instruction have abstained from voting, State Farm will vote in favor of adjournment if it determines that such adjournment and additional solicitation are reasonable and in the interest of the Trust’s shareholders.

Abstentions and Broker Non-Votes. In tallying shareholder votes, abstentions are counted for purposes of determining whether a quorum is present for a meeting. Abstentions have no effect on matters that require a plurality vote. The treatment and effect of broker non-votes is not applicable because the Trust’s shares are not sold through broker/dealers other than Management Corp.

Costs of the Solicitation. The cost of preparing, printing and mailing these proxy materials, and all other costs in connection with the solicitation of proxies, will be paid by the Trust. In addition to the use of the mails, proxies may be solicited in person or by telephone, by officers of the Trust, and regular employees and representatives of State Farm or its affiliates, who will not be separately compensated therefore. Computershare Fund Services has been engaged to assist in the solicitation of proxies for estimated fees of $67,076 plus reasonable expenses.

Proposals of Shareholders. Pursuant to Delaware law, the Declaration of Trust and the By-laws of the Trust, the Trust is not required to hold an annual meeting unless the 40 Act requires a meeting for the election of trustees. Meetings of the shareholders will be held when and as determined necessary by the Board, and in accordance with the 40 Act. Since the Trust does not hold annual meetings of shareholders, the anticipated date of the next meeting cannot be provided, and no date can be given by which a proposal by a shareholder for consideration at such a meeting must be submitted. Any proposal submitted by a shareholder must be received by the Trust within a reasonable time prior to the next annual meeting of shareholders. If you want to submit a proposal for presentation at a meeting of shareholders, you should send the proposal to State Farm Investment Management Corp., Attn: Secretary, Three State Farm Plaza, N-2, Bloomington, Illinois 61791-0001.

Investment Adviser and Distributor. The Manager serves as the investment adviser and administrator to the Trust. Subject to the supervision of the Board, the Manager is responsible for overseeing the day to day administration, operations and business affairs of the Trust. Management Corp. serves as the distributor to the Trust. The principal office of the Manager and Management Corp. is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. The Manager and Management Corp. are wholly-owned subsidiaries of Auto Company.

Please complete, sign and return the enclosed voting instruction form promptly or provide voting instructions by phone or internet promptly. No postage is required if the voting instruction form mailed in the United States.

For the Board of Trustees
Mark Mikel
Secretary
State Farm Variable Product Trust

Appendix A

State Farm Associates’ Funds Trust
State Farm Variable Product Trust
State Farm Mutual Fund Trust
Charter of the Audit Committee

State Farm Associates’ Funds Trust
State Farm Variable Product Trust
State Farm Mutual Fund Trust

Amended and Restated Audit Committee Charter
(adopted by the Boards of Trustees on June 17, 2011 and
as amended and restated March 15, 2013)

I. Purpose

The Audit Committee (the “Committee”) is a joint committee of the Boards of Trustees (collectively, the “Board”) of State Farm Associates’ Funds Trust, State Farm Variable Product Trust, and State Farm Mutual Fund Trust (each a “Trust”, and collectively, the “Trusts”). The purpose of the Committee is to select the Trusts’ independent registered public accountants and to act as liaison between the Trust’s independent registered public accountants and the full Boards and to perform the following activities on behalf of the Trusts and each of their series (each, a “Fund,” and collectively, the “Funds”):

A.	to oversee the Trusts’ accounting and financial reporting policies and practices, their internal controls and, as appropriate in its judgment, the internal controls of certain service providers;

B.	to oversee the quality and objectivity of the financial statements of each Fund and the independent audit thereof;

C.	pre-approve the scope of the audit and non-audit services the Trusts’ independent registered public accountants provide to the Trusts and the scope of the non-audit services the Trusts’ independent registered public accountants provide to State Farm Investment Management Corp. (“SFIMC”) or its affiliates, and in connection therewith, review and evaluate the independent auditor’s qualifications, independence and performance; and

D.	consider such other matters as the Board reasonably shall assign to the Committee from time to time.

Although the Committee has the responsibilities set forth in this charter, it is not the duty of the Committee: (a) to plan or conduct audits; (b) to determine that the financial statements of the Funds are complete, accurate and prepared in accordance with generally accepted accounting principles; (c) to conduct investigations; (d) to resolve disagreements, if any, between management and the independent registered public accountants; nor (e) to assure compliance with laws, regulations or policies of the Trusts.

In carrying out the Committee’s responsibilities, a member of the Committee shall be entitled to rely, in good faith, on information, opinions, reports or statements, including financial statements and other financial data, if prepared and presented by: (1) one or more officers of a Trust whom the Committee member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

The Committee’s function is oversight. Management has the primary responsibility to establish and maintain systems for accounting, reporting and internal controls. The Trusts’ independent registered public accountant is responsible for planning and carrying out a proper audit.

II. Committee Membership

A.	Number. The Committee shall be comprised of at least three members of the Board. Each member of the Committee: (i) shall be a member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940 or any entity with which SFIMC has entered into a sub-advisory agreement (each, together with SFIMC, an “adviser”); (ii) is free of any relationship with the management of the Trust or with SFIMC, that would interfere with the member’s exercise of independent judgment as a Committee member; (iii) is not a former officer or director of an Adviser or its affiliates; (iv) complies with the independence requirements of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission (“SEC”) rules adopted thereunder[1], and (v) is not a close family member[2] of an employee or officer of an Adviser.
____________________

1	Under the SEC’s rules, members of the Committee are barred from accepting any consulting, advisory or other compensatory fee from and adviser or any subsidiary thereof, other than in the member’s capacity as a member of the Board and any Board committee.
2	The term “close family member” as used in this charter includes any aunt, uncle, cousin, child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

B.	Qualifications. The Board, in its business judgment, shall determine (i) that, based upon each member’s employment history, experience, training, academic background and other relevant factors, each member of the Committee is financially literate such that each member has a general understanding of financial issues and (ii) whether any member qualifies as an “audit committee financial expert”. The designation of a Committee member as an audit committee financial expert shall be based on a finding by the Board that the Committee member has the attributes of an audit committee financial expert set forth in Form N-CSR, Item 3, and has acquired those attributes through the education or experience prescribed therein. The designation of a Committee member as an audit committee financial expert does not impose on such person any duties or liabilities that are greater than the duties and liabilities imposed on such person as a member of the Committee and the Board. The designation of an audit committee financial expert also does not affect the duties or liabilities of any other member of the Committee or the Board. The Committee is not required to have an audit committee financial expert. Committee members may enhance their familiarity with finance and accounting by participating in educational programs from time to time, at the expense of the Trust.

C.	Chairperson. Unless the Board appoints a Chair of the Committee, the Committee shall appoint a Chair.

D.	Compensation. No Committee member shall receive any compensation from the Trust, except for service as a Committee member or Trustee.

E.	Selection and Removal. Members of the Committee shall be appointed by the Board. By a majority vote, the Board may remove or replace members of the Committee for any reason at any time.

III. Procedures

The Committee shall:

A.	meet as often as it determines is appropriate to carry out its responsibilities under this Charter. Meetings may be called by the Chair of the Committee or by a majority of the Committee members. Meetings may be conducted with members present in person or by telephone or other communications facilities that permit all persons participating in the meeting to hear or communicate with each other simultaneously. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee;

B.	review this charter annually and present any recommended changes to the Board;

C.	engage special counsel, other auditors or other consultants, at the Trust’s expense, to assist the Committee in fulfilling its responsibilities, as the Committee reasonably considers appropriate; and

D.	maintain minutes or other records of its meetings and activities and report to the Board on a regular basis.

IV. Responsibilities

The Committee will:

A.	Selection and Termination of Independent Registered Public Accountants. Approve, and recommend to the Board, the selection, retention or termination of the independent registered public accountants of each Trust, and review the independent registered public accountants’ fees to determine whether those fees appear to be appropriate for the services rendered.

	1.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

		a.	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

		b.	the independent registered public accountants shall report directly to the Committee.

	2.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in Section IV.A.2.c below) to a Trust, or to SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval provided the amount in question does not exceed $10,000. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

a.	Pre-approval of non-audit services for a Trust is waived, if:

	(1)	the aggregate amount of all non-audit services provided to a Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

	(2)	the services were not recognized by management at the time of the engagement as non-audit services; and

	(3)	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

b.	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to a Trust is waived, if:

	(1)	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

	(2)	the services were not recognized by management at the time of the engagement as non-audit services; and

	(3)	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for any Trust:

	(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

B.	Scope of Audit. Meet with the independent registered public accountants and management of the Trust to review the scope of the proposed audit for the current year and the audit procedures to be performed. Review any significant changes to the scope of the annual audit or any special audit as previously approved by the Committee.

C.	Meeting with the Independent Registered Public Accountants. Meet with the independent registered public accountants, including private meetings, as necessary to:

	1.	Discuss any matter of concern relating to the financial statements of a Fund, including any adjustment to such statements recommended by the independent registered public accountants, or other results of the audits.

	2.	Consider the independent registered public accountants’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto and the competence and adequacy of the internal accounting staff.

	3.	Review the independent registered public accountants’ reports describing (i) the Funds’ critical accounting policies and practices used in the audit, (ii) the details of any alternative treatment of financial information within generally accepted accounting principles discussed with management, including the ramifications of the use of such alternative treatment, and the treatment preferred by the independent registered public accountants, and (iii) all material written communications between the independent registered public accountants and management.

	4.	Obtain confirmation that nothing has come to the attention of the independent registered public accountants to cause them to believe that any disclosure required to be made in the financial statements has not been made.

	5.	Review reports of the independent registered public accountants for the Funds’ custodian and transfer agent regarding the internal accounting controls of those service providers.

	6.	Discuss any difficulty the independent registered public accountants encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management.

	7.	Discuss any “management” or “internal control” letter issued, or proposed to be issued, by the independent registered public accountants to the Funds.

D.	Meeting with Management. Meet separately with management of the Trust, as necessary, to:

	1.	Obtain confirmation that all required disclosures in the Trust’s financial statements have been made.

	2.	Obtain confirmation regarding the Trust’s continued qualification as a regulated investment company under the Internal Revenue Code and its status regarding federal excise taxes.

	3.	Discuss management’s assessment of the independent registered public accountants.

	4.	Report its activities and make such recommendations as the Committee may consider necessary or appropriate.

	5.	Inquire of the Trust’s chief executive officer and chief financial officer as to the existence of any significant deficiency or material weakness in the design or operation of internal controls over financial reporting, as well as the Trust’s disclosure controls and procedures, that is reasonably likely to affect adversely the Trust’s ability to record, process, summarize and report financial information and any fraud, whether or not material, that involves management or a service provider that has a significant role in the Trust’s internal controls over financial reporting.

	6.	Discuss the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner.

	7.	Discuss (including with any relevant service providers) the semi-annual financial statements at the next committee meeting following their issuance.

	8.	Discuss other matters that fall within the purview of the Committee.

E.	Qualifications and Independence of Independent Registered Public Accountants. Receive and consider the independent registered public accountants’ specific representations as to their independence, organization, experience and material changes in their personnel. Obtain an annual formal written statement from the independent registered public accountants describing:

	1.	The independent registered public accountants’ internal quality-controls procedures;

	2.	Any material issues raised by the most recent internal quality-controls review, or peer review, of the independent registered public accountants, or by any inquiry or investigation by governmental, self-regulatory or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent registered public accountants, and any steps taken to deal with any such issues; and

	3.	All relationships between the independent registered public accountants and the Trust or SFIMC or its affiliates (the description of relationships should include a description of the non-audit services and corresponding fees that were not pre-approved by the committee).

F.	Internal Controls of Custodians. Review with the independent registered public accountants and management of the Trust the adequacy and effectiveness of internal controls of the Trusts’ custodian(s), including significant comments on such controls by auditors of the custodian(s).

G.	Legal and Regulatory Developments. Review legal and regulatory matters brought to the Committee’s attention that may have a material effect on the financial statements of a Fund, the related compliance policies and programs of a Trust, any inspection or compliance report submitted by a regulator to the Trust or to an Adviser and any response to such report.

H.	Former Employees. Establish policies for hiring employees or former employees of the independent registered public accountants by the Trust or SFIMC, or any entity in a control relationship with the Trust or SFIMC.

I.	Additional Authority. Establish procedures for the receipt, retention and treatment of complaints received by the Trust or SFIMC regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by any employee of the Trust or SFIMC and its affiliates of concerns regarding questionable accounting or auditing matters.

EVERY CONTRACT OWNER’S VOTING INSTRUCTION IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting One State Farm Plaza Bloomington, IL 61710 on June 12, 2015

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	STATE FARM VARIABLE PRODUCT TRUST	VOTING INSTRUCTION CARD
VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 12, 2015

I hereby instruct State Farm to vote the shares of the State Farm Variable Product Trust (the “Trust”) as to which I am entitled to give instructions at a Special Meeting of the Shareholders of the Trust to be held at One State Farm Plaza, Bloomington, Illinois, on June 12, 2015 at 8:00 a.m. Central time (the “Meeting”), and at any adjournment thereof, in the manner directed below.

If no specification is made, such shares will be voted FOR the proposal set forth on this VOTING INSTRUCTION CARD, and in the discretion of State Farm in accordance with its best judgment on any other business that may properly come before the Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

Note: Please vote by signing exactly as your name(s) appears on this Voting Instruction Card. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign. Then return your Voting Instruction Card in the enclosed envelope!

Signature and Title, if applicable

Signature (if held jointly)

Date	SFV_26333_022515_VI

EVERY CONTRACT OWNER’S VOTING INSTRUCTION IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the State Farm Variable Product Trust
Shareholder Special Meeting to Be Held on June 12, 2015
The Proxy Statement for this meeting is available at https://www.proxy-direct.com/sta-26333

IF YOU PROVIDE VOTING INSTRUCTIONS ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

FUNDS	FUNDS	FUNDS
State Farm Bond Fund	State Farm International Equity Fund	State Farm International Equity Index Fund
State Farm Large Cap Equity Fund	State Farm Large Cap Equity Index Fund	State Farm Money Market Fund
State Farm Small Cap Equity Index Fund	State Farm Small/Mid Cap Equity Fund	State Farm Stock & Bond Balanced Fund

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSAL. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE AS TO ANY PROPOSAL, THIS VOTING “FOR” THE INSTRUCTION WILL BE VOTED PROPOSAL.

Please vote by filling in the appropriate box below. If you do not mark any boxes, your Instruction will be voted FOR the proposal set forth below.

TO PROVIDE VOTING INSTRUCTIONS, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: ■

1.	Elect new Board of Trustees:			FOR	WITHHOLD	FOR ALL
				ALL	ALL	EXCEPT
	01. Paul J. Smith 04. James A. Shirk 07. David L. Vance	02. Joe R. Monk, Jr. 05. Diane L. Wallace 08. Alan R. Latshaw	03. Thomas M. Mengler 06. Victor J. Boschini 09. Anita M. Nagler	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box
“FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE
SFV_26333_022515_VI